 UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------------------
AS OF
DECEMBER 31, 2000

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                                                            $
                                                                                                   -
Accounts receivable, net of allowance for doubtful accounts
  of $510,000                                                                                              6,978,469
Inventories, net                                                                                           8,008,338
Prepaid expenses and other current assets                                                                    230,547
                                                                                                   -----------------

    Total current assets                                                                                 15,217,354

PROPERTY, PLANT, AND EQUIPMENT, net                                                                        1,418,236

INTANGIBLE ASSETS, net of accumulated amortization
  of $1,507,000                                                                                          15,430,860

OTHER ASSETS
                                                                                                             84,585
                                                                                                             ------

                                                                                                       $  32,151,035
                                                                                                     ===============

----------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,
2000 (Continued)

LIABILITIES
AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable                                                                                     $    8,503,073
Accrued expenses                                                                                           1,157,025
Line of credit                                                                                             5,584,911
Current portion of long-term debt                                                                          1,328,924
                                                                                                   -----------------

    Total current liabilities                                                                            16,573,933

LONG-TERM DEBT, net of current portion                                                                     2,263,183

COMMITMENTS AND CONTINGENCIES (Note 3)

PUT WARRANT OBLIGATION                                                                                       267,000

SERIES
C REDEEMABLE, CONVERTIBLE PREFERRED STOCK; $0.001 par value; 14,000,000 shares authorized; 8,920,000 shares

  issued and outstanding                                                                                 15,130,912

STOCKHOLDERS' EQUITY:
Series A convertible preferred stock; $0.001 par value; 800,000
  shares authorized; 544,818 shares issued and outstanding                                                   173,154
Series B convertible preferred stock; $0.001 par value; 2,551,430
  shares authorized; 1,560,697 shares issued and outstanding                                               1,926,749
Common stock, $0.001 par value; 30,000,000 shares authorized;
  4,348,000 shares issued and outstanding
                                                                                                               4,348
Additional paid-in capital                                                                                 2,466,583
Accumulated deficit                                                                                      (6,654,827)
                                                                                                   -----------------

    Total stockholders' equity (accumulated deficit)                                                     (2,083,993)
                                                                                                   -----------------

                                                                                                     $  32,151,035
                                                                                                   ===============

----------------------------------------------------------------------------------------------------------------------------
FOR THE SIX
MONTHS ENDED DECEMBER 31, 2000 AND 1999

                                                                                       2000               1999

NET SALES                                                                         $  23,940,973      $  28,861,770

COST OF SALES                                                                         16,938,590         19,113,832
                                                                                ------------------ ----------------

GROSS PROFIT                                                                            7,002,383          9,747,938

OPERATING EXPENSES:
Selling, general, and administrative                                                    9,327,402          8,403,631
                                                                                ------------------------------------

OPERATING (LOSS) INCOME                                                               (2,325,019)          1,344,307

INTEREST AND OTHER EXPENSE, net                                                          (523,936)          (501,579)
                                                                                -------------------------------------

(LOSS) INCOME BEFORE INCOME TAX PROVISION                                             (2,848,955)            842,728

INCOME TAX PROVISION                                                                                         314,835
                                                                                ------------------------------------

NET (LOSS) INCOME                                                                 $  (2,848,955)     $      527,893
                                                                                =================  ================

----------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS
ENDED DECEMBER 31, 2000 AND 1999

                                                                                       2000               1999

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                                                                 $  (2,848,955)     $      527,893
Adjustments to reconcile net (loss) income to net cash
  provided by operating activities:
  Depreciation and amortization                                                           587,925            575,270
  Changes in operating assets and liabilities, net of
    effect of business acquisitions and dispositions:
    Accounts receivable                                                                1,409,330         (3,333,060)
    Inventories                                                                         (896,320)            749,671
    Prepaid expenses and other current assets                                             859,580             67,291
    Other assets                                                                          213,698          (162,870)
    Accounts payable                                                                   1,371,730          3,502,134
    Accrued expenses                                                                    (171,916)          (712,986)
                                                                                ------------------ -----------------

      Net cash provided by operating activities                                           525,072         1,213,343

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets                                                                (474,636)          (739,622)
Purchase price refunded (cash paid) for business
  acquisitions, net                                                                     (391,000)
Acquisition of other assets                                                               (14,338)           (49,903)
                                                                                -------------------------------------

      Net cash used in investing activities                                             (879,974)          (789,525)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayments under line of credit                                                   (1,541,105)        (1,200,660)
Repayment of debt                                                                       (883,759)          (370,099)
Proceeds from issuance of common stock                                                                       437,101
Proceeds from issuance of preferred stock, net of costs                                2,653,076             928,085
Stock repurchases                                                                                          (721,875)
                                                                                ------------------------------------

      Net cash provided by (used in) financing activities                                 228,212          (927,448)
                                                                                ------------------------------------

----------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED december 31, 2000 AND 1999 (Continued)

                                                                                       2000               1999

NET DECREASE  IN CASH AND CASH
  EQUIVALENTS                                                                     $    (126,690)     $     (503,630)

CASH AND CASH EQUIVALENTS, beginning of period                                            126,690            549,004
                                                                                ------------------------------------

CASH AND CASH EQUIVALENTS, end of period                                          $
                                                                                ==============
                                                                                -                    $        45,374
                                                                                ========           =================

SUPPLEMENTAL DISCLOSURES OF
  CASH FLOW INFORMATION -
  Cash paid during the year for interest                                          $      517,014     $      537,077
                                                                                ================== ================

SUPPLEMENTAL DISCLOSURE OF NONCASH TRANSACTIONS:
During
December 2000, the Company acquired entities in a transaction summarized as follows:

    Fair value of assets acquired,
      including transaction costs                                                 $   2,933,000
    Issuance of common stock                                                            (919,000)
    Cash paid in business acquisition, net                                              (391,000)
                                                                                -----------------

    Liabilities assumed                                                           $   1,623,000
                                                                                ===============

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND 1999

1. BASIS OF PRESENTATION

Unaudited Information - The information set forth in these condensed consolidated financial statements as of December 31, 2000 and for the six-month periods ended December 31, 2000 and 1999 is unaudited. The information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position and results of operations of the Company for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full fiscal year.

Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (the SEC), and these financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in the Luxtec Form 8-K/A filed on or about May 17, 2001.

2. ACQUISITION

In December 2000, the Company acquired two related entities for aggregate consideration of approximately $1,310,000. The purchase price was allocated to tangible assets of $2,162,000, assumed liabilities of $1,623,000, and goodwill of $771,000. The pro forma impact of the transaction was not significant.

3. CONTINGENCIES

Litigation - The Company is involved in litigation incidental to its business. Management does not believe the ultimate disposition of this litigation will have a material adverse effect on the Company’s financial statements.

4. SUBSEQUENT EVENTS

In February 2001, the Company sold 2,600,000 shares of Series C-3 preferred stock for $3,250,000. * * * * * *